UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): March 25, 2010
Delta Apparel, Inc.
(Exact name of registrant as specified in its charter)
Georgia
(State or Other Jurisdiction
of Incorporation)

1-15583	58-2508794

(Commission File Number)	(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601

(Address of principal executive offices)	(Zip Code)
(864) 232-5200
(Registrant’s Telephone Number
Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 12, 2010, E. Erwin Maddrey II, a member of the Board of Directors of Delta Apparel, Inc. (the “Company”), entered into a written, pre-arranged stock trading plan (the ‘Plan”) pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Under the Plan, UBS Financial Services Inc. agrees to sell up to 232,250 shares of common stock of the Company owned by Mr. Maddrey at a per share price of no less than $18.00, subject to volume limitations under Rule 144 under the Securities Act of 1933, as amended. The Plan terminates at the close of trading on February 19, 2011, unless terminated earlier in accordance with the Plan.
Any sales of Company common stock that occur under the Plan will be disclosed publically through Form 4 filings by Mr. Maddrey with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.
Date: March 25, 2010	/s/ Deborah H. Merrill
Deborah H. Merrill
Vice President, Chief Financial Officer and Treasurer